                                                                 EXHIBIT e(2)(e)



                                 AMENDMENT NO. 4
                                       TO
                          MASTER DISTRIBUTION AGREEMENT


         The Master Distribution Agreement (the "Agreement"), dated as of February 28, 1997 by and between AIM Variable Insurance Funds, Inc., a Maryland corporation and A I M Distributors, Inc., a Delaware corporation, is hereby amended as follows:

         Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:


                                   "SCHEDULE A
                                       TO
                          MASTER DISTRIBUTION AGREEMENT
                                       OF
                       AIM VARIABLE INSURANCE FUNDS, INC.


o  AIM V.I. Aggressive Growth Fund
o  AIM V.I. Balanced Fund
o  AIM V.I. Blue Chip Fund
o  AIM V.I. Capital Appreciation Fund
o  AIM V.I. Capital Development Fund
o  AIM V.I. Dent Demographic Trends Fund
o  AIM V.I. Diversification Income Fund
o  AIM V.I. Global Growth and Income Fund
o  AIM V.I. Global Utilities Fund
o  AIM V.I. Government Securities Fund
o  AIM V.I. Growth Fund
o  AIM V.I. Growth and Income Fund
o  AIM V.I. High Yield Fund
o  AIM V.I. International Equity Fund
o  AIM V.I. Money Market Fund
o  AIM V.I. Telecommunications Fund
o  AIM V.I. Value Fund"


         All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.


Dated:                 , 1999
      -----------------

                                          AIM VARIABLE INSURANCE FUNDS, INC.

Attest:                                   By:
       ---------------------------           ---------------------------------
         Assistant Secretary                  President



                                          A I M DISTRIBUTORS, INC.

Attest:                                   By:
       ---------------------------           ---------------------------------
         Assistant Secretary                  President